                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 12, 2002


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           MARYLAND                    001-13417                13-3950486
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


      379 THORNALL STREET, EDISON, NEW JERSEY                 08837
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (732) 548-0101





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ITEM 5.  OTHER EVENTS

Hanover Capital Mortgage Holdings, Inc. announced today that on September 12, 2002 certain of its executive officers and directors established trading plans in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.

A copy of the press release announcing the trading plans is included as Exhibit
99.1 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c)     EXHIBITS

         EXHIBIT      DESCRIPTION
         -------      -----------

         99.1         Press Release of Hanover Capital Mortgage Holdings, Inc.
                      dated September 17, 2002.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Hanover Capital Mortgage Holdings, Inc.



Date:  September 17, 2002                /s/ J. Holly Loux
                                         ---------------------------------------
                                         By:    J. Holly Loux
                                         Title: Chief Financial Officer
                                                and Treasurer



                                  EXHIBIT INDEX


        EXHIBIT      DESCRIPTION
        -------      -----------

         99.1        Press Release of Hanover Capital Mortgage Holdings, Inc.
                     dated September 17, 2002.




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